UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2007

PROLINK HOLDINGS CORP.
 (Exact name of registrant as specified in its charter)

Delaware	0-25007	65-0656268
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 South Benson Lane Chandler, AZ	85224
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 961-8800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. Pursuant to general instruction B.2. of Form 8-K, the information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

On August 21, 2007, ProLink Holdings Corp. held a conference call to discuss the results of its second quarter ended June 30, 2007, as reflected in the attached press release dated August 21, 2007 released earlier that day.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated August 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLINK HOLDINGS CORP.

Dated: August 23, 2007

/s/ Lawrence D. Bain
Lawrence D. Bain
Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated August 21, 2007